                                                                    EXHIBIT 10.2

                         REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (this "Agreement") is entered into as of __________, 1996 by and between Bradley Real Estate, Inc., a Maryland corporation (the "Company"), and each of the parties executing a signature page hereto (individually, a "Holder" and collectively, the "Holders").

     WHEREAS, the Holders have received units ("Units") of limited partnership interest in Bradley Operating Limited Partnership, a Delaware limited partnership (the "Operating Partnership") in connection with the merger of Tucker Properties Corporation with and into the Company; and

     WHEREAS, under the Operating Partnership's Amended and Restated Agreement of Limited Partnership dated as of ___________________, 1996 (the "Partnership Agreement"), the Holders' Units may be presented for redemption to the Operating Partnership, and any Units so presented may be redeemed for cash, or at the option of the Company, for an equivalent number of shares ("Shares") of the Company's common stock, $.01 par value per share ("Common Stock"); and

     WHEREAS, in order to induce the Holders to enter into the Partnership Agreement, the Company has agreed to provide for the benefit of the Holders the registration rights set forth in this Agreement with respect to such Holders' Shares, subject to the terms and conditions provided herein.

     NOW, THEREFORE, in consideration of the foregoing, the mutual premises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Certain Definitions.
          -------------------

     As used in this Agreement, the following capitalized terms not elsewhere defined shall have the following meanings:

     "Prospectus" shall mean the prospectus included in a Registration
      ----------
Statement, as amended or supplemented, including any preliminary prospectus, prospectus supplement and post-effective amendment, and in each case including all material incorporated by reference therein.

     "Registrable Shares" shall mean the Shares, excluding (i) Shares for which
      ------------------
a Registration Statement relating to the sale thereof shall have become effective under the Securities Act of 1933, as amended (the "Securities Act"), and which shall have been disposed of under such Registration Statement, (ii) Shares sold pursuant to Rule 144 under the

Securities Act and (iii) Shares eligible for sale pursuant to Rule 144(k) under the Securities Act. "Registrable Shares" shall include Units eligible to be redeemed in exchange for Shares.

     "Registration Statement" shall mean any registration statement of the
      ----------------------
Company, and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Securities Act, which statement covers any of the Registrable Shares on an appropriate form, including, without limitation, any Demand Registration Statement and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

     2.   Registration.
          ------------

     (a)  Demand Registration.
          -------------------

               (i) On any two (2) occasions after the date hereof, the Company shall, at the written request of any Holder of Registrable Shares, cause to be filed a registration statement (a "Demand Registration Statement") under the Securities Act relating to the sale by the Holder of all or part of such Holder's Registrable Shares; provided, however, that
                                                      --------  -------
     the Company shall have no obligation pursuant to this Section 2(a)(i) unless the conditions set forth in Section 2(a)(ii), and elsewhere in this Agreement, are satisfied. Upon the Company's determination that such conditions have been satisfied, the Company shall give written notice of the proposed registration to all Holders of Registrable Shares. Subject to the conditions set forth below, each such Holder shall have the right, by giving written notice to the Company, within fifteen (15) days after the notice referred to in the preceding sentence has been given by the Company, to elect to have included in the Demand Registration Statement all or part of such Holder's Registrable Shares. Thereupon, the Company shall use commercially reasonable efforts to cause such Demand Registration Statement to be filed with, and be declared effective by, the Securities and Exchange Commission (the "SEC") and shall use commercially reasonable efforts to cause the Registrable Shares elected to be included in the Demand Registration Statement to be registered under the Securities Act. Notwithstanding the foregoing, the Company shall be entitled to postpone the filing of any Demand Registration Statement otherwise required to be prepared and filed by it pursuant to this Section 2(a)(i) for a reasonable period of time (but in no event longer than ninety (90) days) if, at the time it receives a request for registration, the Board of Directors of the Company has determined in good faith that such filing would require the disclosure of a material pending transaction or event and that such disclosure would have a material adverse effect on the Company; provided that the right to postpone the filing of any

     Demand Registration Statement may only be exercised once in any twelve (12) month period.

              (ii) The Company shall have no obligation under Section 2(a)(i) unless the following conditions are satisfied:

                      (A) Any Holder who requests that the Company cause to be filed a Demand Registration Statement pursuant to Section 2(a)(i) must provide to the Company a certificate (the "Authorizing Certificate"), substantially in the form of Exhibit A hereto,
                                                           ---------
               that is signed by the Holders of at least twenty-five percent (25%) of the aggregate number of all outstanding Registrable Shares, at the time such request is made. The Authorizing Certificate shall set forth (i) the name of each Holder signing such Authorizing Certificate, (ii) the number of Registrable Shares held by each such Holder, and, if different, the number of Registrable Shares such Holder has elected to have registered, and (iii) a certification from each such Holder that it is requesting the registration of only those shares of Common Stock received by such Holder upon the redemption of its Units pursuant to the Partnership Agreement. Any Holder whose Registrable Shares have become eligible for sale pursuant to Rule 144(k) promulgated under the Securities Act shall not be included for purposes of calculating the percentage of Holders required to sign an Authorizing Certificate. If the Company determines that a Holder's Shares have become eligible for sale pursuant to Rule 144(k), the Company shall, at the request of such Holder, deliver to such Holder an opinion of counsel to such effect.

                      (B) A Holder may only request that the Company register those Registrable Shares of Common Stock received by such Holder from the Company upon the redemption of some or all of such Holder's Units.

                      (C) The Company shall be obligated to file only one Demand Shelf Registration Statement during any twelve (12) month period during which no Registration Statement has been in effect.

     (b)  Piggyback Registration.  If at any time after the date hereof, while
          ----------------------
any Registrable Shares are outstanding and no Demand Registration Statement is in effect, the Company (without any obligation to do so) proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock solely for cash (other than a registration statement (i) on Form S-8 or any successor form to such Form or in connection with any employee or director welfare, benefit or compensation plan, (ii) on Form S-4 or any successor form to such Form or in connection with an exchange offer, (iii) in connection with a rights offering or a dividend reinvestment and share purchase plan offered exclusively to existing holders of Common Stock, (iv) in connection with an offering solely to employees of the Company or its affiliates, or (v) relating to a transaction pursuant to Rule 145 of the Securities Act), whether or not for its own account, the Company shall give prompt written notice of such proposed filing to the Holders. The notice referred to in the preceding sentence shall offer each Holder the opportunity to register such amount of its Registrable Shares of Common Stock received from the Company upon the redemption of some or all of its Units, as such Holder may request (a "Piggyback Registration"). Subject to the provisions of Section 3 below, the Company shall include the Registrable Shares for which the Company has received written requests for inclusion in such Piggyback Registration, in the registration and qualification for sale under the securities or "Blue Sky" laws of the various states and in any underwriting in connection therewith. Such written notification shall be provided by the Holder to the Company within fifteen (15) calendar days after the notice referred to above has been given by the Company to such Holder. A Holder of Registrable Shares shall be permitted to withdraw all or part of such Holder's Registrable Shares from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriter advises the Company that the total number of shares of Common Stock requested to be included in such registration exceeds the number of shares of Common Stock which can reasonably be sold in such offering, the Company will include in such registration in the following priority: (i) first, all shares of Common Stock the Company proposes to sell and (ii) second, up to the full number of applicable Registrable Shares requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without adversely affecting the price range or probability of success of such offering, which shall be allocated among the Holders requesting registration and any other person who has been given "piggyback" registration rights on a pro rata basis.

     (c) The Company shall notify each Holder of the effectiveness of any Registration Statement and shall furnish to each Holder such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Registration Statement or such other documents as each Holder may reasonably request in order to facilitate its sale of the Registrable Shares in the manner described in the Registration Statement.

     (d) The Company shall prepare and file with the SEC from time to time such amendments and supplements to any Registration Statement and Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale of securities covered by such Registration Statement for the period necessary to complete the proposed public offering. Upon five (5) business days' notice, the Company shall file any supplement or post-effective amendment to any Registration Statement with respect to the plan of distribution or such

Holder's ownership interests in Registrable Shares that is reasonably necessary to permit the sale of the Holder's Registrable Shares pursuant to such Registration Statement. The Company shall file any necessary listing applications or amendments to the existing applications to cause the Shares registered under any Registration Statement to be then listed or quoted on the primary exchange or quotation system on which the shares of Common Stock are then listed or quoted.

     (e) The Company shall promptly notify each Holder of, and confirm in writing, any request by the SEC for amendments or supplements to any Registration Statement or the Prospectus related thereto or for additional information. In addition, the Company shall promptly notify each Holder of, and confirm in writing, the filing of any Registration Statement or any Prospectus, amendment or supplement related thereto or any post-effective amendment to such Registration Statement and the effectiveness of any post-effective amendment.

     (f) At any time when a Prospectus relating to any Registration Statement is required to be delivered under the Securities Act, the Company shall immediately notify each Holder of the happening of any event as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to each Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company will, if necessary, amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement.

     3.   State Securities Laws. Subject to the conditions set forth in this
          ---------------------
Agreement, the Company shall, in connection with the filing of any Registration Statement hereunder, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or "Blue Sky" laws of such states as any Holder may reasonably request, and the Company shall use commercially reasonable efforts to cause such filings to become effective; provided, however, that the Company shall not be obligated to qualify as a
--------  -------
foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once effective, the Company shall use commercially reasonable efforts to keep such filings effective until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the Registration Statement,
(b) in the case of a particular state, a Holder has notified the Company that it no longer requires an effective filing in such state in accordance with its original request for filing, or (c) the date on which the

Registration Statement ceases to be effective with the SEC. The Company shall promptly notify each Holder of, and confirm in writing, the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation or threat of any proceeding for such purpose.

     4.   Expenses. Except as provided herein, the Company shall bear all
          --------
expenses incurred in connection with the registration of Registrable Shares pursuant to Sections 2(a) and 2(b) of this Agreement. The Holders shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Shares and for any legal, accounting and other expenses incurred by them.

     5.   Indemnification by the Company. The Company agrees to indemnify each
          ------------------------------
of the Holders and their respective officers, directors, employees, agents, representatives and affiliates, and each person or entity, if any, that controls a Holder within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with a Holder, and any underwriter and any person who controls such underwriter within the meaning of the Securities Act (each an "Indemnitee") against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals documented in writing), joint or several, arising out of or based upon any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any Registration Statement or Prospectus, or upon any untrue or alleged untrue statement of material fact contained in any Registration Statement or any Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, that the Company shall not be
                                      --------
liable to such Indemnitee or any person who participates as an underwriter in the offering or sale of Registrable Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (a) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished to the Company for use in connection with the Registration Statement or the Prospectus contained therein by such Indemnitee, or (b) such Indemnitee's failure to send or give a copy of the final prospectus furnished to it by the Company through no fault of the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus.

     6.   Covenants of Holders. Each of the Holders hereby agrees (a) to
          --------------------
cooperate with the Company and to furnish to the Company all such information concerning its plan of distribution and ownership interests with respect to its Registrable Shares in connection with the preparation of any Registration Statement and any filings with any state securities commissions as the Company may reasonably request, (b) to the extent required by the Securities Act, to deliver or cause delivery of the Prospectus contained in any Registration Statement to any purchaser of the shares covered by such Registration Statement from the Holder, and (c) to indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person or entity, if any, who controls the Company within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either a Registration Statement or the Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission occurs from reliance upon and in conformity with information regarding the Holder, its plan of distribution or its ownership interests, which was furnished in writing to the Company by the Holder for use therein unless such statement or omission was corrected in writing to the Company not less than two (2) business days prior to the date of the final prospectus (as supplemented or amended, as the case may be), or (ii) the failure by the Holder to deliver or cause to be delivered the Prospectus contained in any Registration Statement (as amended or supplemented, if applicable) furnished by the Company to the Holder to any purchaser of the shares covered by such Registration Statement from the Holder through no fault of the Company.

     7.   Suspension of Registration Requirement.
          --------------------------------------

     (a) The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose. The Company shall use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement at the earliest possible moment.

     (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to use commercially reasonable efforts to cause a Registration Statement and any filings with any state securities commission to become effective or to amend or supplement a Registration Statement shall be suspended in the event and during such period as the Company is proceeding with (i) an underwritten primary offering by the Company if the Company is advised by the underwriters that the sale of Registrable Shares under a Registration Statement would have a material adverse effect on the primary offering, or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in a

Registration Statement or such filing, as to which the Company has a bona fide
                                                                     ---- ----
business purpose for preserving confidentiality or which renders the Company unable to comply with SEC requirements as determined by its Board of Directors (such circumstances being hereinafter referred to as a "Suspension Event") that would make it impractical or unadvisable to cause a Registration Statement or such filings to become effective or to amend or supplement such Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing but in no event will that suspension exceed ninety (90) days. The Company shall notify each Holder of the existence and, in the case of circumstances referred to in clause (i) of this Section 7(b), the nature of any Suspension Event.

     (c) Each Holder of Registrable Shares whose Registrable Shares are covered by a Registration Statement filed pursuant to Section 2 hereof agrees, if requested by the Company in the case of a Company-initiated nonunderwritten offering or if requested by the managing underwriter or underwriters in a Company-initiated underwritten offering, not to effect any public sale or distribution of any of the securities of the Company of any class included in such Registration Statement, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of such Company-initiated registration), during the 15-day period prior to, and during the 60-day period beginning on, the date of effectiveness of each Company-initiated offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or the managing underwriters; provided, however, that
                                                     --------  -------
such 60-day period shall be extended by the number of days from and including the date of the giving of any notice pursuant to Section 2(e) or (f) hereof to and including the date when each seller of Registrable Shares covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 2(f) hereof.

     8.   Black-Out Period.  Following the effectiveness of a Registration
          ----------------
Statement and the filings with any state securities commissions, the Holders agree that they will not effect any sales of Registrable Shares pursuant to such Registration Statement or any such filings at any time after they have received notice from the Company to suspend sales as a result of the occurrence or existence of any Suspension Event so that the Company may correct or update the Registration Statement or such filing. The Holders may recommence effecting sales of the Shares pursuant to the Registration Statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company not later than five (5) business days after the conclusion of any such Suspension Event.

     9.   Additional Shares.  The Company, at its option, may register,
          -----------------
under any Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of Common Stock of the Company or any Common Stock of the Company owned by any other shareholders of the Company.

     10.  Contribution.  If the indemnification provided for in Sections 5
          ------------
and 6 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Indemnitee, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall
                                    --------  -------
the obligation of any indemnifying party to contribute under this Section 10 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 5 or 6 hereof had been available under the circumstances.

     The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata
                                                               --- ----
allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

     Notwithstanding the provisions of this Section 10, no Holder shall be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of Shares exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

     11.  No Other Obligation to Register.  Except as otherwise expressly
          -------------------------------
provided in this Agreement, the Company shall have no obligation to the Holders to register the Registrable Shares under the Securities Act.

     12.  Rule 144 Covenants.  With a view to making available the benefits
          ------------------
of certain rules and regulations of the SEC, including without limitation Rule 144, that may permit the sale of restricted securities to the public without registration, the Company agrees to use its best efforts to:

     (a) Make available and keep public, at all times, current public information regarding the Company as those terms are understood and defined in Rule 144 under the Securities Act.

     (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     (c) So long as a Holder owns any Registrable Shares, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

     13.  Amendments and Waivers.  The provisions of this Agreement may not
          ----------------------
be amended, modified, or supplemented or waived without the prior written consent of the Company and the Holders holding in excess of fifty percent (50%) of the aggregate number of all Registrable Shares.

     14.  Notices.  Except as set forth below, all notices and other
          -------
communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the respective parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to Section 2(d) or
Section 6, a Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:

          If to the Company:  Bradley Real Estate, Inc.
                              250 Boylston Street
                              Boston, MA 02116
                              Attn: E. Lawrence Miller, President
                              Telecopy:  (617) 266-9453
                              Telephone:  (617) 421-0680

                              With a copy to:

                              William B. King, P.C.
                              Goodwin, Procter & Hoar
                              Exchange Place
                              Boston, MA 02109
                              Telecopy:  (617) 523-1231
                              Telephone:  (617) 570-1530

          If to the Holders:  As listed on the applicable Holder Signature Page

In addition to the manner of notice permitted above, notices given pursuant to Sections 2, 7 and 8 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.

     15.  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the successors and assigns of the Company. This Agreement may not be assigned by any Holder and any attempted assignment hereof by any Holder will be void and of no effect and shall terminate all obligations of the Company hereunder, provided that any Holder may assign its rights
                          -------- ----
hereunder to any individual, partnership, corporation, trust or other legal entity to whom such Holder has transferred any of its Units or Shares. If any transferee of any Holder shall acquire Registrable Shares in any manner, whether by operation of law or otherwise, such Registrable Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Shares such transferee shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

     16.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     17.  Governing Law.  This Agreement shall be governed by and construed
          -------------
in accordance with the laws of the State of Maryland applicable to contracts made and to be performed wholly within said State.

     18.  Severability.  In the event that any one or more of the
          ------------
provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     19.  Entire Agreement.  This Agreement is intended by the parties as a
          ----------------
final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.


                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                             BRADLEY REAL ESTATE, INC.



                                             By:
                                                ____________________________
                                                Name:
                                                Title:

                         REGISTRATION RIGHTS AGREEMENT
                             HOLDER SIGNATURE PAGE

                                      Holder:




                                      ____________________________________
                                      Print Name:


                                      Address for Notice:
                                      ------------------

                                      ________________________________________
                                      ________________________________________
                                      ________________________________________
                                      ________________________________________


                                      Copy to:

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                                   EXHIBIT A

                                                                          [Date]

                        FORM OF AUTHORIZING CERTIFICATE

     Each of the undersigned Holders, together holding at least twenty-five percent (25%) of the aggregate number of all of the Holders' Registrable Shares, hereby certifies that:

     1. Such Holder's name is set forth below, and the number of Registrable Shares held by such Holder and the number of Registrable Shares, if different, such Holder would like to have registered is set forth opposite such Holder's name.

               Number of            Number of Registrable
     Name      Registrable Shares   Shares Desired to be Registered
     ----      ------------------   -------------------------------



     2. Such Holder is requesting the registration of only those shares of Common Stock received by such Holder upon the redemption of its Units pursuant to the Partnership Agreement.

     EXECUTED as of the date set forth above.

                                    [Signatures of Holders]





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